                                                                [EXECUTION COPY]


                                 PARENT GUARANTY

         THIS PARENT GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "GUARANTY"), dated as of August 6, 1999, is made by THAYER EQUITY INVESTORS III, L.P., a Delaware limited partnership (the "GUARANTOR"), in favor of each of the Lenders with an Additional Term Loan Commitment (the "LENDER PARTIES").


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of July 9, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time including pursuant to the Fourth Amendment, dated as of the date hereof (the "FOURTH AMENDMENT"), among IQI, Inc., a New York corporation (the "BORROWER"), Aegis Communications Group, Inc., a Delaware corporation ("AEGIS") and the Lenders, the "CREDIT AGREEMENT"), among the Borrower, Aegis, the Lenders, the Syndication Agent and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions (including Additional Term Loans) to the Borrower; and

         WHEREAS, as a condition precedent to the making of the Additional Term Loans under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lender Parties to make the Additional Term Loans to the Borrower pursuant to the Credit Agreement, the Guarantor agrees, for the benefit of each Lender Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "AEGIS" is defined in the FIRST RECITAL.

         "BORROWER" is defined in the FIRST RECITAL.



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         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "FOURTH AMENDMENT" is defined in the FIRST RECITAL.

         "GUARANTEED OBLIGATIONS" is defined in CLAUSE (B) of SECTION 2.1.

         "GUARANTOR" is defined in the PREAMBLE.

         "GUARANTY" is defined in the PREAMBLE.

         "LENDER PARTIES" is defined in the PREAMBLE.

         "TERMINATION DATE" means the date on which all Guaranteed Obligations have been paid in full in cash, all obligations of the Guarantor hereunder shall have been paid in full in cash and the Additional Term Loan Commitment shall have terminated.

         SECTION I.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                   ARTICLE II

                               GUARANTY PROVISIONS

         SECTION II.1. GUARANTY. The Guarantor hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of the Additional Term Loans now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); and



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                  (b) indemnifies and holds harmless each Lender Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Lender Party in enforcing any rights under this Guaranty (together with the Obligations set forth in CLAUSE (a) hereof, the "GUARANTEED OBLIGATIONS").

This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of the Guarantor hereunder.

         SECTION II.2. REINSTATEMENT, ETC. The Guarantor hereby agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Lender Party, including upon the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement or otherwise, all as though such payment had not been made.

         SECTION II.3. GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of any Loan Document;

                  (b) the failure of any Lender Party (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including the Guarantor) of, or collateral securing, any Guaranteed Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

                  (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason (other than any payment made by the Guarantor or any other Obligor toward the repayment of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the



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         Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document, other than any increase in the Additional Term Loan Commitment Amount without the prior written affirmation and consent of the Guarantor;

                  (f) any addition, exchange or release of any collateral or of any Person that is a guarantor (including the Guarantor hereunder) of the Guaranteed Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release of or addition to, or consent to or departure from, any other guaranty held by any Lender Party securing any of the Guaranteed Obligations; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

         SECTION II.4. SETOFF. The Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender Party, without the requirement that any notice be given to the Guarantor (such notice being expressly waived by the Guarantor), upon the occurrence and during the continuance of any Default described in Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, to setoff and appropriate and apply to the payment of the Guaranteed Obligations (whether or not then due, and whether or not any Lender Party has made any demand for payment of the Guaranteed Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of the Guarantor then or thereafter maintained with such Lender Party; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Lender Party agrees to notify the Guarantor and the Administrative Agent after any such setoff and application made by such Lender Party; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender Party may have.

         SECTION II.5. WAIVER, ETC. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender Party protect, secure, perfect or insure any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in any property, or the property subject thereto, or exhaust any right or take any action against any


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Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations.

         SECTION II.6. POSTPONEMENT OF SUBROGATION, ETC. The Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty or any other Loan Document to which it is a party, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made hereunder, under any other Loan Document or otherwise, until following the Termination Date. Any amount paid to the Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Lender Parties in the exact form received by the Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with SECTION 2.7; PROVIDED, HOWEVER, that if the Guarantor has made payment to the Lender Parties of all or any part of the Guaranteed Obligations and the Termination Date has occurred, then at the Guarantor's request, the Administrative Agent (on behalf of the Lender Parties) will, at the expense of the Guarantor, execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, the Guarantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Lender Party.

         SECTION II.7. PAYMENTS; APPLICATION. The Guarantor hereby agrees with each Lender Party as follows:

                  (a) The Guarantor agrees that all payments made by the Guarantor hereunder will be made in Dollars to the Administrative Agent, without setoff, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; PROVIDED, that references to the "Borrower" in such Sections shall be deemed to be references to the Guarantor, and references to "this Agreement" in such Sections shall be deemed to be references to this Guaranty.

                  (b) All payments made hereunder shall be applied upon receipt
         (i) first, to the payment of all Guaranteed Obligations owing to the Administrative Agent, in its capacity as the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent), (ii) second, after payment in full of the amounts specified in CLAUSE (b)(i), to the ratable payment of all interest and fees owing with respect to the


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         Additional Term Loans and all costs and expenses owing to the Lender
         Parties pursuant to the terms of the Credit Agreement, until paid in full, (iii) third, after payment in full of the amounts specified in CLAUSES (b)(i) and (b)(ii), to the ratable payment of the principal amount of the Additional Term Loans then outstanding, (iv) fourth, after payment in full of the amounts specified in CLAUSES (b)(i) through (b)(iii), and following the Termination Date, to the Guarantor or any other Person lawfully entitled to receive such surplus.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender Parties to enter into the Fourth Amendment and make the Additional Term Loans thereunder, the Guarantor represents and warrants to each Lender Party as set forth below.

         SECTION III.1. CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to each Lender Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein specifically refer to the Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid), together with all related definitions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

         SECTION III.2. FINANCIAL CONDITION OF THE OBLIGORS. The Guarantor has knowledge of each Obligor's financial condition and affairs and has adequate means to obtain from the each Obligor on an ongoing basis information relating thereto and to such Obligor's ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed until after the Termination Date. The Guarantor acknowledges and agrees that the Lender Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of any Obligor that might become known to any Lender Party at any time, whether or not such Lender Party knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor, or might (or does) materially increase the risk of the Guarantor as guarantor, or might (or would) affect the willingness of the Guarantor to continue as a guarantor of the Guaranteed Obligations.

         SECTION III.3. BEST INTERESTS. It is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the making of the Additional Term Loans to the Borrower by the Lender Parties pursuant to the Credit Agreement, and the Guarantor agrees that the Lender Parties are relying on this representation in agreeing to make the Additional Term Loans to the Borrower.



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                                   ARTICLE IV

                                 COVENANTS, ETC.

         SECTION IV.1. CREDIT AGREEMENT COVENANTS. The Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Article VII and Section 8.1.9 of the Credit Agreement) which specifically refer to the Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement, together with all related definitions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

         SECTION IV.2. GUARANTEED OBLIGATIONS ON DEPOSIT. The Guarantor covenants and agrees that, at all times prior to the Termination Date, it will maintain unfunded capital commitments in an amount sufficient to pay the Guaranteed Obligations.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION V.1. LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including ARTICLE XI thereof.

         SECTION V.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and its respective successors, transferees and assigns; PROVIDED, HOWEVER, that the Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION V.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 11.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION V.4. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered to


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the Guarantor, in care of the Borrower at the address or facsimile number of the Borrower specified in the Credit Agreement or, if such notice or communication is to the Administrative Agent, to the address or facsimile number of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received b the transmitter.

         SECTION V.5. NO WAIVER; REMEDIES. In addition to, and not in limitation of, SECTION 2.3 and SECTION 2.5, no failure on the part of any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION V.6. CAPTIONS. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION V.7. SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION V.8. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION V.9. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER,


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THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE
ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY,
NEW YORK, NEW YORK 10019, UNITED STATES, AS ITS AGENT TO RECEIVE, ON THE GUARANTOR'S BEHALF AND ON BEHALF OF THE GUARANTOR'S PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE
ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO
THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION V.10. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR


                                   -9-
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ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES
AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE FOURTH AMENDMENT.

         SECTION V.11. COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.






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         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            THAYER EQUITY INVESTORS III, L.P.

                                            By: TC Equity Partners L.L.C.,
                                                     its General Partner


                                            By:_________________________________
                                                Title: Member


Accepted and Agreed for itself and
 on behalf of the Lender Parties:

THE BANK OF NOVA SCOTIA,
  as Administrative Agent


By:_________________________________
    Title:











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